Goldman Sachs Funds


================================================================================
CAPITAL GROWTH FUND                             Annual Report   January 31, 1998
================================================================================

                                                 Long-term capital growth
                                                 potential from a diversified
                                                 portfolio of equity securities.



                                   [GRAPHIC]



                                                                   [LOGO]
                                                                   Goldman
                                                                   Sachs

GOLDMAN SACHS CAPITAL GROWTH FUND


Fund Basics
as of January 31, 1998

                             Assets Under Management
                              ---------------------
                                  $1.3 Billion
                              ---------------------


                               Number of Holdings
                              ---------------------
                                       93
                              ---------------------



                                 NASDAQ SYMBOLS
                              ---------------------

                                 Class A Shares
                              ---------------------
                                      GSCGX
                              ---------------------


                                 Class B Shares
                              ---------------------
                                      GSCBX
                              ---------------------


                                 Class C Shares
                              ---------------------
                                      GSPCX
                              ---------------------


                              Institutional Shares
                              ---------------------
                                      GSPIX
                              ---------------------


                                 Service Shares
                              ---------------------
                                      GSPSX
                              ---------------------

================================================================================
PERFORMANCE REVIEW
================================================================================

January 31, 1997-                     Fund Total Return         S&P 500
January 31, 1998                      (based on NAV)(1)         Index(2)
--------------------------------------------------------------------------------
Class A                                   29.71%                 26.92%
Class B                                   28.73%                 26.92%
Class C (8/15/97-1/31/98)                  8.83%                  6.78%
Institutional (8/15/97-1/31/98)            9.31%                  6.78%
Service (8/15/97-1/31/98)                  9.18%                  6.78%
--------------------------------------------------------------------------------

(1) The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

(2) The S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

===================================================================================================
SEC AVERAGE ANNUAL TOTAL RETURN(3)
===================================================================================================
For the period                                        Class C       Institutional       Service
ending 12/31/97        Class A         Class B    (Cumulative)(4)  (Cumulative)(4)  (Cumulative)(4)
---------------------------------------------------------------------------------------------------
Last 12 Months          27.89%         28.31%            N/A             N/A             N/A
Five Years              17.11%           N/A             N/A             N/A             N/A
Since Inception         17.18%         25.02%           5.44%           6.94%           6.87%
                       (4/20/90)      (5/1/96)        (8/15/97)       (8/15/97)       (8/15/97)
---------------------------------------------------------------------------------------------------

(3) The SEC Average Annual Total Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years). The public offering price of the Class A shares on 1/31/98 was $19.56 and represents the NAV plus the maximum sales charge of 5.5%.

(4) The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase).


================================================================================
TOP 10 HOLDINGS AS OF 1/31/98
================================================================================

                                     Percentage of
Company Holding                     Total Net Assets       Line of Business
--------------------------------------------------------------------------------
Pfizer Inc.                               3.5%             Pharmaceuticals
Bristol-Myers Squibb Co.                  3.3%             Pharmaceuticals
General Electric Co.                      2.9%             Electrical Equipment
American Home Products Corp.              2.8%             Pharmaceuticals
Banc One Corp.                            2.7%             Banking
BankAmerica Corp.                         2.6%             Banking
Warner Lambert Co.                        2.6%             Pharmaceuticals
MBNA Corp.                                2.4%             Credit Card Bank
Microsoft Corp.                           2.3%             Software
Nationsbank Corp.                         2.2%             Banking
--------------------------------------------------------------------------------

     The top 10 holdings may not be representative of the Fund's future investments.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND



Market Overview


Dear Shareholder,

The U.S. stock market took investors on an unsteady ride during the period under review -- one that saw the market climb to record highs, and plummet in what would be the market's largest single-day percentage drop in a decade. Nonetheless, for the 12 months ended January 31, 1998, the market posted an approximate 27% return as measured by the S&P 500 stock index -- well above stocks' historical long-term average return.


     o The U.S. Equity Market: An Upward Climb Marked by Periods of Volatility -- Market turbulence early in the period was largely fueled by speculation over Federal Reserve policy. The Fed's decision to increase the Federal funds rate in March was perceived by investors as potentially the first in a series of tightenings, and the market, after a period of buoyancy, sold off sharply. By late April, though, economic indicators slowed, reassuring the market that further rate hikes were unlikely. Renewed investor confidence sent the market soaring. Throughout the remainder of the year, several factors, including a lack of inflationary pressure, furthered the market's upward climb. Waxing and waning investor confidence, however, caused a degree of market volatility. Most notably, in October, investor uncertainty helped to foster overreaction to falling Asian markets. The market fell precipitously, posting the largest single-day decline in nearly a decade. Soon thereafter, the market firmed as investors accepted the argument that Asian market weakness would have little impact on U.S. companies.

     o The U.S. Economy: Robust Activity, Then Moderation -- Economic activity gained momentum during the first quarter of 1997, with real GDP surging at a revised 4.9% annualized rate. Growth moderated somewhat during the second quarter, a slowdown that continued into the second half of the year. Signs that the U.S. economy remained strong were eminently present, though, despite the fact that Asian market turmoil cast a shadow over sales and trade prospects to that region. Most notably, U.S. unemployment figures reached a 24-year low during the fourth quarter, as the proportion of working Americans -- approximately 64% --reached an unprecedented level.

     o Outlook: Expect Moderating Economic Growth and Low Inflation -- Going forward, we believe the inflation and interest rate environments will likely remain favorable, particularly over the near term. Furthermore, although we believe the equity market will produce returns closer to the historic norm, this scenario should also be accompanied by more normal levels of volatility.

          We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.

          Sincerely,



          /s/ David B. Ford                      /s/ John P. McNulty

          David B. Ford                          John P. McNulty
          Co-Head, Goldman Sachs                 Co-Head, Goldman Sachs
          Asset Management                       Asset Management

          February 27, 1998

GOLDMAN SACHS CAPITAL GROWTH FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Capital Growth Fund for the 12-month period ended January 31, 1998.


     Performance Review: Strong Performance Relative to Peers

     The Fund's share classes fared well in the peer rankings for the one-year period ended January 31, 1998, according to Lipper Analytical Services, Inc. The total return of the Fund's Class A and Class B shares ranked in the top 10% of all funds in the Lipper Growth Fund category (placing 49 and 69, respectively, out of 846 funds. For the five-year period, Class A shares ranked 78 out of 322 funds. Class C shares, Institutional shares and Service shares were not ranked because their performance records are less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results).

     Sector Allocations

     In general, the Fund was overweighted in the consumer non-durables and health sectors throughout the year, and underweighted in the capital goods sector. It is important to note that the Fund's sector weightings are the result of our "bottom-up," individual stock selection process rather than sector-based decisions.

     Portfolio Highlights

     o Valassis Communications -- The company's stock price appreciated meaningfully as growth in the company's freestanding advertising inserts business boosted revenue and earnings growth.

     o Walgreen Co. -- The once-mature drugstore business has been re-energized as shifting demographics -- a result of an aging baby boom generation -- and the growing influence of third-party payers (such as HMOs) rewrite the way consumers gain access to prescription drugs.

     o Lear Corp. -- Lear, the leading worldwide supplier of automotive interior systems, has benefited from strategic acquisitions of third-tier suppliers. A renewed focus on Lear's advantageous position in the automotive supply industry helped its price rise through the year.

     o Schering Plough Corp. -- The company is a mid-sized pharmaceutical company with over $6 billion in revenues generated by four main business segments: prescription drugs, over-the-counter medicines, consumer health and animal health businesses. The company is successfully transitioning itself from an organization that was largely dependent upon the success of an individual product (Claritin) to one with a diversified product line.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

GROWTH
INVESTMENT PROCESS

The Fund's stock selection process can be characterized as Growth.

Strong Growth Characteristics

Growth companies have earnings expectations that exceed those of the stock market as a whole. We search for growth companies with:

o    Favorable financial characteristics

o    High returns on invested capital

o    Dominant market shares for core service or product

o    Recurring revenue streams

o    Solid brand franchises

o    Management committed to maximizing shareholder returns


Result

A diversified portfolio of stocks with strong long-term growth potential.

Key New Acquisitions

o Monsanto Co. -- After years of promising research, biotechnology -- including genetic engineering -- is starting to show commercial success in agricultural weed and pest control. Monsanto is the leading player in this emerging business.

o RiteAid and CVS -- Like Walgreen, these companies have benefited from the revitalization of the once-mature drug business.

Portfolio Outlook

The outlook for the economy and the stock market appears favorable, with low inflation, stable interest rates and modest economic growth expected to help the Fund's holdings produce favorable earnings gains. We will actively seek companies that fit our selective growth style and that have, among other characteristics, strong brand franchises, favorable long-term prospects and free cash flow and whose stocks are believed to be selling at a discount to the true value of their business.

We thank you for your investment and look forward to your continued confidence.


    Sincerely,


    /s/ Herbert E. Ehlers       /s/ George D. Adler        /s/ Robert G. Collins

    Herbert E. Ehlers           George D. Adler            Robert G. Collins
    Portfolio Manager,          Portfolio Manager,         Portfolio Manager,
    Goldman Sachs               Goldman Sachs              Goldman Sachs
    Capital Growth Fund         Capital Growth Fund        Capital Growth Fund



    /s/ Gregory H. Ekizian      /s/ Ernest C. Segundo      /s/ David G. Shell

    Gregory H. Ekizian          Ernest C. Segundo          David G. Shell
    Portfolio Manager,          Portfolio Manager,         Portfolio Manager,
    Goldman Sachs               Goldman Sachs              Goldman Sachs
    Capital Growth Fund         Capital Growth Fund        Capital Growth Fund



    /s/ Scott G. Kolar

    Scott G. Kolar
    Portfolio Manager,
    Goldman Sachs
    Capital Growth Fund

    February 27, 1998

GOLDMAN SACHS CAPITAL GROWTH FUND


For Best Results,
It's Time in the Market That Counts

For optimal long-term investment results, time in the market can make the difference.

     After a year of record-breaking returns in the U.S. stock market, forecasts for 1998 are more subdued. As a result, investors may be tempted to move out of equities. Doing so, however, could substantially reduce a portfolio's long-term return potential.

     Investors Who Time the Market Get Less on Their Investment

     Investors who try to time the market -- that is, those who try to predict market highs and lows, and invest accordingly -- can do more harm than good to their portfolio's long-term returns.

     The chart below illustrates the effect that missing the "best" days in the market -- when stocks post their largest gains -- would have had on a portfolio's returns over the 15-year period from 1982 through 1996.


--------------------------------------------------------------------------------
The Impact of Missing the "Best" Days in the Market (1982-1996)
(Annual Return Percentage)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                   Annual Return
                                                     Percentage
                                                   -------------
Invested all 5,478 trading days                        16.78%
Less 10 best days                                      13.39%
Less 40 best days                                       7.53%
Less 70 best days                                       2.87%


     Based on the daily total returns of the S&P 500 Index. It assumes that all dividends were reinvested and that there were no investment fees, sales charges or taxes paid during the period. The returns shown above have been annualized. The chart is for illustrative purposes only and is not representative of any Goldman Sachs Fund. Past performance is not indicative of future results. Investors cannot invest in the Index directly.

     Over the Long Term, a Buy and Hold Strategy Works Best

     Over the past 20 years, the market has generated negative returns only twice. In other words, over the long term, securities prices have increased. This statistic illustrates a common theory about equity investing: buying and holding securities is generally a sounder investment strategy than timing the market.

     For More Information

     A diversified portfolio of stocks is one of the best ways to reduce the effects of market fluctuations on a portfolio. For most investors, diversification is most easily acquired through mutual funds. Goldman Sachs Asset Management offers a broad spectrum of equity mutual funds that can help investors weather market ups and downs. For more information on these and other Goldman Sachs Funds, contact your investment professional.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Performance Summary
January 31, 1998
 The following graph shows the value as of January 31, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on April 20, 1990. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown.
 This performance data represents past performance and should not be consid-ered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 CAPITAL GROWTH FUND'S LIFETIME PERFORMANCE


 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED APRIL 20, 1990 TO JANUARY 31, 1998

                             [GRAPH APPEARS HERE]

                                                  S&P 500 Index  Capitol Growth Fund (Class A)
Jan-91                                               10000                  9450
                                                      9882                  9458
                                                     10819                  9708
                                                     10754                  9775
                                                     10728                  9667
                                                      9751                  9108
Jul-91                                                9284                  8458
                                                      9253                  8125
                                                      9838                  8600
                                                     10112                  8937
                                                     10552                  9529
                                                     11307                 10096
Jan-92                                               11581                 10285
                                                     11608                 10448
                                                     12109                 10980
                                                     11554                 10354
                                                     12093                 10801
                                                     12379                 10982
Jul-92                                               12172                 10999
                                                     12336                 11352
                                                     11839                 10663
                                                     13193                 11790
                                                     12947                 12323
                                                     13114                 12765
Jan-93                                               12859                 12765
                                                     13237                 12873
                                                     13301                 13198
                                                     13104                 12666
                                                     13639                 12946
                                                     13360                 12431
Jul-93                                               13517                 12579
                                                     13563                 13098
                                                     14025                 14090
                                                     14197                 14552
                                                     14316                 14542
                                                     14511                 14304
Jan-94                                               14817                 14979
                                                     14459                 14383
                                                     14846                 14910
                                                     14889                 15148
                                                     14829                 15386
                                                     15392                 15595
Jul-94                                               15274                 15927
                                                     15590                 15917
                                                     15441                 15977
                                                     15628                 16614
                                                     16160                 16998
                                                     15721                 17285
Jan-95                                               15036                 16636
                                                     15228                 16657
                                                     15478                 16774
                                                     15099                 16455
                                                     15594                 16657
                                                     16233                 17530
Jul-95                                               15837                 17300
                                                     16194                 16976
                                                     15604                 16084
                                                     15835                 16432
                                                     16245                 16254
                                                     16879                 17443
Jan-96                                               17378                 17811
                                                     17889                 18216
                                                     18605                 18810
                                                     19037                 19535
                                                     19669                 20094
                                                     19718                 20368
Jul-96                                               20550                 20479
                                                     20476                 19701
                                                     21375                 20371
                                                     21787                 20663
                                                     22528                 21203
                                                     22738                 21573
Jan-97                                               22956                 21815
                                                     23293                 22284
                                                     23894                 22753
                                                     23985                 22156
                                                     22925                 21388
                                                     23409                 22042
Jul-97                                               24727                 23059
                                                     25409                 23424
                                                     27329                 24942
                                                     26788                 25081
                                                     28461                 26727
                                                     28685                 26695
Jan-98                                               27506                 25496
                                                     29145                 27429
                                                     30920                 28819
                                                     32306                 30417
                                                     34877                 32941
                                                     32924                 30816
                                                     34728                 32239
                                                     33568                 31689
                                                     35122                 33129
                                                     35726                 33937
                                                     36123                 34668




                                          SINCE INCEPTION FIVE YEARS ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH JANUARY 31, 1998
  CLASS A (COMMENCED APRIL 20, 1990)
  Excluding sales charges                          18.15%     18.97%   29.71%
  Including sales charges                          17.30%     17.63%   22.61%
 ----------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding redemption charges                     27.73%        n/a   28.73%
  Including redemption charges                     25.22%        n/a   22.86%
 ----------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)(A)
  Excluding redemption charges                      8.83%        n/a      n/a
  Including redemption charges                      7.74%        n/a      n/a
 ----------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED AUGUST
  15, 1997)(A)                                      9.31%        n/a      n/a
 ----------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED AUGUST 15,
  1997)(A)                                          9.18%        n/a      n/a
 ----------------------------------------------------------------------------

 (a) Represents aggregate total return since the class has not been in opera-tion for a full 12 months.

GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Investments
January 31, 1998

  SHARES    DESCRIPTION                                    VALUE
 COMMON STOCKS - 97.7%
  ADVERTISING & MARKETING - 1.9%
  711,580   Valassis Communications Inc.*          $   24,549,510
 ----------------------------------------------------------------
  AEROSPACE & DEFENSE - 1.1%
  294,840   Boeing Co.                                 14,023,328
 ----------------------------------------------------------------
  ALCOHOLIC BEVERAGES - 0.6%
  186,300   Anheuser Busch Companies Inc.               8,371,856
 ----------------------------------------------------------------
  AUTO/VEHICLE - 0.6%
  153,700   Lear Corp.*                                 7,636,969
 ----------------------------------------------------------------
  BANKS - 12.4%
  471,200   Bankamerica Corp.                          33,484,650
  73,900    Citicorp                                    8,794,100
  237,700   First Union Corp.                          11,424,456
  1,025,887 MBNA Corp.                                 31,866,615
  468,700   Nationsbank Corp.                          28,122,000
  631,422   Banc One Corp.                             35,280,704
  232,600   State Street Corp.                         13,025,600
                         ----------------------------------------
                                                      161,998,125
 ----------------------------------------------------------------
  BUSINESS EQUIPMENT - 0.3%
  49,000    Xerox Corp.                                 3,938,375
 ----------------------------------------------------------------
  BUSINESS SERVICES - 2.2%
  213,000   H & R Block Inc.                            9,345,375
  502,080   Service Corp. International                19,581,120
                         ----------------------------------------
                                                       28,926,495
 ----------------------------------------------------------------
  CHEMICAL PRODUCTS - 2.3%
  171,700   Betzdearborn Inc.                           9,894,213
  97,400    Du Pont (EI) De Nemours & Co.               5,515,275
  101,200   Minnesota Mining & Manufacturing Co.        8,450,200
  146,100   Sigma Aldrich Corp.                         5,661,375
                         ----------------------------------------
                                                       29,521,063
 ----------------------------------------------------------------
  COMMERCIAL SERVICES - 1.6%
  453,000   Ecolab Inc.                                12,400,875
  270,100   Galileo International Inc.                  7,967,950
                         ----------------------------------------
                                                       20,368,825
 ----------------------------------------------------------------
  COMPUTER SOFTWARE - 0.6%
  153,600   HBO & Co.                                   8,035,200
 ----------------------------------------------------------------
  COMPUTERS AND BUSINESS EQUIPMENT - 1.9%
  651,200   Tandy Corp.                                25,234,000
 ----------------------------------------------------------------
  CONSTRUCTION MATERIALS - 0.2%
  99,700    Sherwin-Williams Co.                        2,841,450
 ----------------------------------------------------------------
  CONSUMER STAPLES - 4.9%
  93,800    Amway Asia Pacific Ltd.                     1,758,750
  186,400   Colgate-Palmolive Co.                      13,653,800
  88,800    Clorox Co.                                  6,804,300

  SHARES  DESCRIPTION                                   VALUE
 COMMON STOCKS - (CONTINUED)
  CONSUMER STAPLES - (CONTINUED)
  173,100 Gillette Co.                          $   17,093,625
  321,880 Procter & Gamble Co.                      25,227,345
                         -------------------------------------
                                                    64,537,820
 -------------------------------------------------------------
  DEPARTMENT STORES - 0.4%
  135,500 Federated Department Stores, Inc.*         5,741,813
 -------------------------------------------------------------
  ELECTRICAL EQUIPMENT - 2.9%
  485,100 General Electric Co.                      37,595,250
 -------------------------------------------------------------
  ENTERPRISE SYSTEMS - 2.1%
  301,900 Compaq Computer Corp.                      9,075,869
  173,450 Cisco Systems Inc.*                       10,938,191
  216,300 EMC Corp.*                                 7,043,269
                         -------------------------------------
                                                    27,057,329
 -------------------------------------------------------------
  ENTERTAINMENT AND LEISURE - 1.1%
  130,400 Walt Disney Co.                           13,895,750
 -------------------------------------------------------------
  FOOD & BEVERAGES - 5.2%
  234,500 Coca Cola Co.                             15,183,875
  183,100 Nabisco Holdings Corp.                     7,575,763
  408,100 Pepsico Inc.                              14,717,106
  194,900 Ralston--Ralston Purina Group             18,296,238
  160,480 Wm Wrigley Jr. Co.                        11,865,490
                         -------------------------------------
                                                    67,638,472
 -------------------------------------------------------------
  FOREST PRODUCTS - 0.4%
  97,300  Georgia-Pacific Corp.                      5,363,663
 -------------------------------------------------------------
  HEALTH AND BEAUTY AIDS - 0.9%
  194,000 Avon Products Inc.                        11,640,000
 -------------------------------------------------------------
  HEALTH SUPPLIERS/SERVICES - 1.7%
  331,900 Johnson & Johnson                         22,216,556
 -------------------------------------------------------------
  HEALTHCARE MANAGEMENT - 1.1%
  197,220 Aetna Inc.                                14,495,670
 -------------------------------------------------------------
  HOTELS & RESTAURANTS - 1.1%
  202,220 Marriott International Inc.               13,978,458
 -------------------------------------------------------------
  INDUSTRIAL PRODUCTS - 0.5%
  148,800 American Standard Companies*               5,961,300
 -------------------------------------------------------------
  INFORMATION MANAGEMENT - 0.6%
  207,000 Envoy Corp.*                               7,814,250
 -------------------------------------------------------------
  INSURANCE - LIFE - 2.1%
  152,200 Hartford Life Inc.                         6,516,063
  210,100 Nationwide Financial Services, Inc.        7,708,044
  321,150 SunAmerica Inc.                           12,906,216
                         -------------------------------------
                                                    27,130,323
 -------------------------------------------------------------
  INSURANCE - PROPERTY & CASUALTY - 0.8%
  90,000  American International Group Inc.          9,928,125
 -------------------------------------------------------------

6  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

  SHARES  DESCRIPTION                                        VALUE
 COMMON STOCKS - (CONTINUED)
  MEDIA/ENTERTAINMENT - 7.2%
  69,000  Cablevision Systems Corp.*                 $    6,097,875
  213,800 Gannett Co.                                    12,934,900
  530,700 Tele-Communications Liberty Media Group*       19,005,694
  223,700 New York Times Co.                             14,554,481
  180,770 Reuters Holdings PLC ADR                        9,693,791
  348,802 Tele-Communications Inc.*                       9,766,478
  114,300 Tribune Co.                                     6,943,725
  237,610 Time Warner Inc.                               15,251,592
                         ------------------------------------------
                                                         94,248,536
 ------------------------------------------------------------------
  NONFERROUS METALS - 0.4%
  75,300  Aluminum Company of America                     5,751,038
 ------------------------------------------------------------------
  OIL - INTEGRATED - 0.4%
  70,500  Atlantic Richfield Co.                          5,243,438
 ------------------------------------------------------------------
  OIL - INTERNATIONAL - 2.6%
  142,400 Mobil Corp.                                     9,701,000
  247,100 Texaco Inc.                                    12,864,644
  188,500 Exxon Corp.                                    11,180,406
                         ------------------------------------------
                                                         33,746,050
 ------------------------------------------------------------------
  OIL & GAS - INTEGRATED - 0.4%
  143,200 Unocal Corp.                                    4,922,500
 ------------------------------------------------------------------
  OIL & GAS SERVICES - 1.0%
  177,600 Schlumberger Ltd.                              13,086,900
 ------------------------------------------------------------------
  PHARMACEUTICALS - 15.1%
  377,600 American Home Products Corp.                   36,037,200
  428,800 Bristol Myers Squibb Co.                       42,746,000
  217,580 Eli Lilly & Co.                                14,686,650
  151,900 Monsanto Co.                                    7,205,756
  565,820 Pfizer Inc.                                    46,361,869
  237,800 Schering-Plough Corp.                          17,210,775
  222,100 Warner Lambert Co.                             33,426,050
                         ------------------------------------------
                                                        197,674,300
 ------------------------------------------------------------------
  RAILROADS - 0.2%
  95,400  Norfolk Southern Corp.                          3,011,063
 ------------------------------------------------------------------
  RECREATIONAL PRODUCTS - 0.9%
  349,600 Hasbro Inc.                                    12,061,200
 ------------------------------------------------------------------
  RETAIL - 1.5%
  103,500 CVS Corporation                                 6,785,719
  329,500 Wal Mart Stores Inc.                           13,138,813
                         ------------------------------------------
                                                         19,924,532
 ------------------------------------------------------------------
  SEMICONDUCTORS - 1.2%
  197,000 Intel Corp.                                    15,957,000
 ------------------------------------------------------------------
  SOFTWARE & SERVICES - 4.7%
  670,400 First Data Corp.                               20,531,000
  205,900 Microsoft Corporation*                         30,717,706
  135,400 Peoplesoft Inc.*                                4,739,000
  158,100 Sterling Commerce, Inc.*                        5,741,006
                         ------------------------------------------
                                                         61,728,712
 ------------------------------------------------------------------

  SHARES      DESCRIPTION                                          VALUE
 COMMON STOCKS - (CONTINUED)
  SPECIALTY FINANCE - 3.3%
  47,300      C.I.T. Group Inc.*                           $    1,421,956
  345,300     Federal National Mortgage Association            21,322,275
  453,000     Federal Home Loan Mortgage Corp.                 20,158,500
                         ------------------------------------------------
                                                               42,902,731
 ------------------------------------------------------------------------
  SPECIALTY RETAIL - 2.5%
  122,200     Home Depot Inc.                                   7,370,188
  131,700     Rite Aid Corp.                                    8,223,019
  518,460     Walgreen Co.                                     17,173,988
                         ------------------------------------------------
                                                               32,767,195
 ------------------------------------------------------------------------
  TELECOMMUNICATIONS EQUIPMENT - 1.3%
  197,160     Lucent Technologies Co.                          17,448,660
 ------------------------------------------------------------------------
  TIRE & OTHER RELATED RUBBER PRODUCTS - 0.4%
  86,300      Goodyear Tire & Rubber Co.                        5,404,538
 ------------------------------------------------------------------------
  TOBACCO - 2.6%
  519,300     Philip Morris Co., Inc.                          21,550,950
  378,300     UST Inc.                                         13,051,350
                         ------------------------------------------------
                                                               34,602,300
 ------------------------------------------------------------------------
  UTILITIES - ELECTRIC - 0.7%
  207,200     AES Corp.*                                        8,870,750
 ------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $916,767,127)                                      $1,279,791,418
 ------------------------------------------------------------------------
  PRINCIPAL
  AMOUNT      DESCRIPTION                                          VALUE
 REPURCHASE AGREEMENT - 2.1%
  $27,600,000 Joint Repurchase Agreement Account, 5.64%,
              02/02/98                                     $   27,600,000
 ------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $27,600,000)                                       $   27,600,000
 ------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $944,367,127) (A)                                  $1,307,391,418
 ------------------------------------------------------------------------

  FEDERAL INCOME TAX INFORMATION:

  Gross unrealized gain for investments in which value exceeds
  cost                                                          $  376,659,097
  Gross unrealized loss for investments in which cost exceeds
  value                                                            (14,080,126)
 ------------------------------------------------------------------------------
  Net unrealized gain                                           $  362,578,971
 ------------------------------------------------------------------------------

  * Non-income producing security.

 (a) The aggregate cost for federal income tax purposes is $944,812,447.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.     7

GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Assets and Liabilities
January 31, 1998

 ASSETS:

  Investment in securities, at value (identified cost
  $944,367,127)                                                  $1,307,391,418
  Cash                                                                   97,502
  Receivables:
  Fund shares sold                                                    5,167,184
  Dividends and interest                                                789,516
  Other assets                                                           16,729
 ------------------------------------------------------------------------------
  TOTAL ASSETS                                                    1,313,462,349
 ------------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Fund shares repurchased                                             1,042,270
  Amounts owed to affiliates                                          2,139,330
  Accrued expenses and other liabilities                                200,056
 ------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   3,381,656
 ------------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                   943,792,262
  Accumulated undistributed net realized gain on investment
  transactions                                                        3,264,140
  Net unrealized gain on investments                                363,024,291
 ------------------------------------------------------------------------------
  NET ASSETS                                                     $1,310,080,693
 ------------------------------------------------------------------------------

                                                 CLASS A   CLASS B   CLASS C
 ---------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited
  shares authorized)                          67,981,133 2,234,279   295,829
  Net asset and Class A redemption value per
  share(a)                                        $18.48    $18.27    $18.24
  Maximum public offering price per share
  (Class A NAV X 1.0582)                          $19.56    $18.27    $18.24
 ---------------------------------------------------------------------------

                                                      INSTITUTIONAL SERVICE
 --------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)             393,638      94
  Net asset value, offering and redemption price per
  share                                                      $18.45  $18.46
 --------------------------------------------------------------------------

 (a) At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

8  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Operations
For the Year Ended January 31, 1998

  INVESTMENT INCOME:
  Dividends(a)                                                 $ 14,709,637
  Interest                                                        1,485,991
 ---------------------------------------------------------------------------
  TOTAL INCOME                                                   16,195,628
 ---------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                10,913,224
  Distribution fees                                               2,815,372
  Authorized dealer service fees                                  2,724,037
  Transfer agent fees                                               992,702
  Custodian fees                                                    186,487
  Professional fees                                                  68,015
  Registration fees                                                 107,946
  Trustee fees                                                       11,404
  Other                                                             308,564
 ---------------------------------------------------------------------------
  TOTAL EXPENSES                                                 18,127,751
 ---------------------------------------------------------------------------
  Less -- fees waived by Goldman Sachs                           (2,678,370)
 ---------------------------------------------------------------------------
  NET EXPENSES                                                   15,449,381
 ---------------------------------------------------------------------------
  NET INVESTMENT INCOME                                             746,247
 ---------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS:
  Net realized gain from investment transactions                171,487,631
  Net change in unrealized gain on investments                  110,348,766
 ---------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS   281,836,397
 ---------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $282,582,644
 ---------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $68,534.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.     9

GOLDMAN SACHS CAPITAL GROWTH FUND
Statements of Changes in Net Assets

                                                     FOR THE           FOR THE
                                                  YEAR ENDED        YEAR ENDED
                                            JANUARY 31, 1998  JANUARY 31, 1997
  FROM OPERATIONS:
  Net investment income                       $      746,247      $  5,337,292
  Net realized gain on investment
  transactions                                   171,487,631        53,687,297
  Net change in unrealized gain on
  investments                                    110,348,766       145,350,120
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                282,582,644       204,374,709
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A shares                                    (884,787)       (5,948,617)
  Class B shares                                          --                --
  Class C shares                                          --                --
  Institutional shares                                (3,044)               --
  Service shares                                          --                --
  In excess of net investment income
  Class A shares                                    (624,850)         (258,749)
  Class B shares                                          --           (12,838)
  Class C shares                                      (7,981)               --
  Institutional shares                               (22,826)               --
  Service shares                                          (4)               --
  From net realized gain on investment
  transactions
  Class A shares                                (175,320,995)      (91,862,169)
  Class B shares                                  (1,824,839)         (179,327)
  Class C shares                                     (91,373)               --
  Institutional shares                              (119,185)               --
  Service shares                                         (61)               --
  In excess of realized gain on investment
  transactions
  Class B shares                                  (2,788,015)               --
  Class C shares                                    (504,407)               --
  Institutional shares                              (768,360)               --
  Service shares                                        (183)               --
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (182,960,910)      (98,261,700)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares              268,104,441        76,008,897
  Reinvestment of dividends and
  distributions                                  169,448,560        90,088,874
  Cost of shares repurchased                    (150,961,069)     (229,399,817)
 ------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM SHARE TRANSACTIONS              286,591,932       (63,302,046)
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                 386,213,666        42,810,963
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                              923,867,027       881,056,064
 ------------------------------------------------------------------------------
  End of year                                 $1,310,080,693      $923,867,027
 ------------------------------------------------------------------------------
  ACCUMULATED DISTRIBUTIONS IN EXCESS OF
  NET INVESTMENT INCOME                       $           --      $   (275,552)
 ------------------------------------------------------------------------------

10  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements
January 31, 1998
 1. ORGANIZATION

 Effective May 1, 1997, Goldman Sachs Equity Portfolios, Inc. was reorganized from a Maryland corporation to a Delaware business trust named the Goldman Sachs Trust (the "Trust"). The Trust includes the Goldman Sachs Capital Growth Fund (the "Fund"). The Trust is registered under the Investment Com-pany Act of 1940, as amended, as an open-end, management investment company. At January 31, 1998, the Fund offered five classes of shares--Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Un-listed equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

 C. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and for-ward exchange contracts; and (iii) gains and losses from the difference be-tween amounts of dividends and interest recorded and the amounts actually received.

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
January 31, 1998

 D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's fi-nancial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extin-guished by delivery of the currency. Risks may arise upon entering these con-tracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book / tax differences that may exist.

 G. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other ex-penses which are directly attributable to such shares. Each class of shares separately bears their respective class-specific transfer agency fees. Serv-ice shares separately bear a service class fee payable monthly, at an annual rate equal to 50% of the average daily net assets of the service class.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

 H. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 I. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
January 31, 1998

 3. AGREEMENTS

 As of May 1, 1997, the Fund's Investment Advisory and Administration Agree-ments were combined into an Investment Management Agreement (the "Agreement") encompassing the same services and fee structure. Goldman Sachs Funds Manage-ment L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser. Under the Agreement, GSFM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business af-fairs, including providing facilities, GSFM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $743,000 during the year ended January 31, 1998.
   The Trust has adopted Distribution Plans (the "Distribution Plans") pursu-ant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attrib-utable to Class A, Class B and Class C shares, respectively. For the year ended January 31, 1998, the Distributor has voluntarily agreed to waive ap-proximately $2,678,000 of its distribution fee attributable to the Class A shares. The Distributor may discontinue or modify this waiver in the future at its discretion.
   The Trust has adopted Authorized Dealer Service Plans (the "Service Plans") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee un-der its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee.
   At January 31, 1998, the Fund owed approximately $1,072,000, $68,000, $754,000 and $245,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for year ended January 31, 1998, were $738,069,080 and $653,855,824, respectively.
   For the year ended January 31, 1998, Goldman Sachs earned approximately $200,000 of brokerage commissions from portfolio transactions.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having advisory agreements with GSFM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more re-purchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At January 31, 1998, the Fund had an undivided interest in the repurchase agreements in the following joint ac-count which equaled $27,600,000 in principal amount. At January 31, 1998, the repurchase agreements held in this joint account, along with the correspond-ing underlying securities (including the type of security, market value, in-terest rate and maturity date) were as follows:

                                  PRINCIPAL   INTEREST  MATURITY   AMORTIZED
                                    AMOUNT      RATE      DATE        COST
 ------------------------------------------------------------------------------
 BEAR STEARNS COMPANIES, INC.,   $600,000,000     5.65% 02/02/98 $  600,000,000
 dated 01/30/98, repurchase price $600,282,500 (total collateral value
 $618,151,386 consisting of FNMA: 6.50%-8.50%, 08/01/27-01/01/28; GNMA:
6.50%-8.00%, 05/15/23-11/15/27; FHLMC: 6.50%-7.00%, 06/01/00-10/01/26)
 ------------------------------------------------------------------------------
 LEHMAN BROTHERS INC.,            474,200,000     5.65  02/02/98    474,200,000
 dated 01/30/98, repurchase price $474,423,269 (total collateral value
 $483,683,617 consisting of FGLMC: 5.50%-9.50%, 01/01/99-01/01/28; FHA/VA:
7.50%-14.00%, 01/01/01-09/01/12; FNMA: 5.50%-11.25%, 09/01/00-01/01/28)
 ------------------------------------------------------------------------------
 NOMURA SECURITIES INTERNATION-
AL,                               200,000,000     5.64  02/02/98    200,000,000
 dated 01/30/98, repurchase price $200,094,000 (total collateral value
 $204,002,700 consisting of FHLMC: 6.00%, 10/20/99; FHLB: 5.48%-5.53%,
01/15/03-01/21/03; FNMA: 7.40%, 07/01/04; FMC discount note: 03/06/98)
 ------------------------------------------------------------------------------
 NOMURA SECURITIES, INTERNA-
TIONAL,                           270,000,000     5.64  02/02/98    270,000,000
 dated 01/30/98, repurchase price $270,126,900 (total collateral value
 $275,400,571 consisting of FNMA: 5.90%-7.52%, 02/12/98-01/22/08; FHLMC:
 6.59%-7.13%, 07/21/99-08/13/07; FHLB: 6.19%-7.00%, 08/26/99-08/21/07; FMC:
03/06/98; FFCB: 6.30%, 08/08/07)
 ------------------------------------------------------------------------------
 SALOMON-SMITH BARNEY,            200,000,000     5.61  02/02/98    200,000,000
 dated 01/30/98, repurchase price $200,093,500 (total collateral value
 $204,048,538 consisting of U.S. Treasury Stripped Interest Only Security:
 02/15/99; U.S. Treasury Stripped Principal Only Security: 7.88%, 08/15/01)
 ------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                        $1,744,200,000
 ------------------------------------------------------------------------------

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
January 31, 1998

 7. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1998, the Fund did not have any borrowings under these facilities.

 8. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the years ended January 31, 1998 and 1997 are as follows:

                           YEAR ENDED JANUARY 31, 1998   YEAR ENDED JANUARY 31, 1997
                            ----------------------------------------------------------
                                SHARES          DOLLARS        SHARES         DOLLARS
 -------------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                11,682,231  $   219,227,835     4,677,047  $   73,029,007
 Reinvestments of divi-
dends and distributions      9,276,258      164,296,869     5,870,272      89,898,521
 Shares repurchased         (7,999,080)    (148,461,895)  (14,635,348)   (229,277,586)
                            ----------------------------------------------------------
                            12,959,409      235,062,809    (4,088,029)    (66,350,058)
 -------------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                 1,886,965       35,512,523       188,331       2,979,890
 Reinvestments of divi-
dends and distributions        248,911        4,352,015        12,408         190,353
 Shares repurchased            (94,837)      (1,799,265)       (7,499)       (122,231)
                            ----------------------------------------------------------
                             2,041,039       38,065,273       193,240       3,048,012
 -------------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                   300,430        5,779,471            --              --
 Reinvestments of divi-
dends and distributions         31,825          552,643            --              --
 Shares repurchased            (36,426)        (646,150)           --              --
                            ----------------------------------------------------------
                               295,829        5,685,964            --              --
 -------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                   382,307        7,583,012            --              --
 Reinvestments of divi-
dends and distributions         14,102          246,791            --              --
 Shares repurchased             (2,771)         (53,759)           --              --
                            ----------------------------------------------------------
                               393,638        7,776,044            --              --
 -------------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                        80            1,600            --              --
 Reinvestments of divi-
dends and distributions             14              242            --              --
 Shares repurchased                 --               --            --              --
                            ----------------------------------------------------------
                                    94            1,842            --              --
 -------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)    15,690,009  $   286,591,932    (3,894,789) $  (63,302,046)
 -------------------------------------------------------------------------------------

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

 9. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $1,072,796 from accumulated undistributed net realized gain on investment transactions to accumulated distributions in excess of net investment income.

GOLDMAN SACHS CAPITAL GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                         INCOME FROM
                                  INVESTMENT OPERATIONS(E)           DISTRIBUTIONS TO SHAREHOLDERS
                                  ------------------------- ------------------------------------------------
                                                                                                IN EXCESS OF
                        NET ASSET    NET      NET REALIZED             IN EXCESS    FROM NET    NET REALIZED NET INCREASE
                         VALUE,   INVESTMENT AND UNREALIZED  FROM NET    OF NET   REALIZED GAIN   GAIN ON     (DECREASE)
                        BEGINNING   INCOME   GAIN (LOSS) ON INVESTMENT INVESTMENT ON INVESTMENT  INVESTMENT  IN NET ASSET
                        OF PERIOD   (LOSS)    INVESTMENTS     INCOME     INCOME   TRANSACTIONS  TRANSACTIONS    VALUE
 FOR THE YEARS ENDED JANUARY 31,
  1998 - Class A
  Shares                 $16.73     $0.02        $4.78        $(0.01)    $(0.01)     $(3.03)       $   --       $1.75
  1998 - Class B
  Shares                  16.67      0.02         4.61            --         --       (1.20)        (1.83)       1.60
  1998 - Class C
  Shares(b)               19.73     (0.02)        1.60            --      (0.04)      (0.47)        (2.56)      (1.49)
  1998 - Institutional
  Shares(b)               19.88      0.02         1.66         (0.01)     (0.07)      (0.41)        (2.62)      (1.43)
  1998 - Service
  Shares(b)               19.88     (0.01)        1.66            --      (0.04)      (0.76)        (2.27)      (1.42)
 ------------------------------------------------------------------------------------------------------------------------
  1997 - Class A
  Shares                  14.91      0.10         3.56         (0.10)     (0.02)      (1.72)           --        1.82
  1997 - Class B
  Shares(b)               15.67      0.01         2.81         (0.01)     (0.09)      (1.72)           --        1.00
 ------------------------------------------------------------------------------------------------------------------------
  1996 - Class A
  Shares                  13.67      0.12         3.93         (0.12)        --       (2.69)           --        1.24
 ------------------------------------------------------------------------------------------------------------------------
  1995 - Class A
  Shares                  15.96      0.03        (0.69)        (0.01)        --       (1.62)           --       (2.29)
 ------------------------------------------------------------------------------------------------------------------------
  1994 - Class A
  Shares                  14.64      0.02         2.40         (0.01)     (0.02)      (1.07)           --        1.32
 ------------------------------------------------------------------------------------------------------------------------
  1993 - Class A
  Shares                  13.65      0.06         2.28         (0.07)        --       (1.28)           --        0.99
 ------------------------------------------------------------------------------------------------------------------------
  1992 - Class A
  Shares                  11.10      0.28         2.90         (0.31)        --       (0.32)           --        2.55
 FOR THE PERIOD ENDED JANUARY 31,
  1991 - Class A
  Shares(b)               11.34      0.34        (0.27)        (0.31)        --          --            --       (0.24)
 ------------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on April 20, 1990, May 1, 1996, August 15, 1997, August 15, 1997 and August 15, 1997, respectively.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.
 (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

18  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

                                                                                       RATIOS ASSUMING NO VOLUNTARY
                                                                                              WAIVER OF FEES
                                                                                       ----------------------------
                                                                           RATIO OF                      RATIO OF
                                                NET ASSETS   RATIO OF   NET INVESTMENT   RATIO OF     NET INVESTMENT
   NET ASSET               PORTFOLIO  AVERAGE   AT END OF  NET EXPENSES INCOME (LOSS)  EXPENSES TO     INCOME (LOSS)
   VALUE, END     TOTAL    TURNOVER  COMMISSION   PERIOD    TO AVERAGE    TO AVERAGE   AVERAGE NET    TO AVERAGE NET
   OF PERIOD    RETURN(A)    RATE     RATE(F)   (IN 000S)   NET ASSETS    NET ASSETS      ASSETS           ASSETS
     $18.48       29.71%     61.50%    $.0612   $1,256,595     1.40%         0.08%         1.65%           (0.17)%
      18.27       28.73      61.50      .0612       40,827     2.18         (0.77)         2.18            (0.77)
      18.24        8.83(d)   61.50      .0612        5,395     2.21(c)      (0.86)(c)      2.21(c)         (0.86)(c)
      18.45        9.31(d)   61.50      .0612        7,262     1.16(c)       0.18(c)       1.16(c)          0.18(c)
      18.46        9.18(d)   61.50      .0612            2     1.50(c)      (0.16)(c)      1.50(c)         (0.16)(c)
 -------------------------------------------------------------------------------------------------------------------
      16.73       25.97      52.92      .0563      920,646     1.40          0.62          1.65             0.37
      16.67       19.39(d)   52.92      .0563        3,221     2.15(c)      (0.39)(c)      2.15(c)         (0.39)(c)
 -------------------------------------------------------------------------------------------------------------------
      14.91       30.45      63.90         --      881,056     1.36          0.65          1.61             0.40
 -------------------------------------------------------------------------------------------------------------------
      13.67       (4.38)     38.36         --      862,105     1.38          0.16          1.63            (0.09)
 -------------------------------------------------------------------------------------------------------------------
      15.96       16.89      36.12         --      833,682     1.38          0.13          1.63            (0.12)
 -------------------------------------------------------------------------------------------------------------------
      14.64       18.01      58.93         --      665,976     1.41          0.42          1.66             0.17
 -------------------------------------------------------------------------------------------------------------------
      13.65       29.31      48.93         --      500,307     1.53          2.09          1.78             1.84
      11.10        0.84(d)   35.63         --      437,533     1.27(c)       3.24(c)       1.47(c)          3.04(c)
--------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CAPITAL GROWTH FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust--Capital Growth Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Capital Growth Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds (A Delaware Business Trust), including the state-ment of investments, as of January 31, 1998, and the related statement of op-erations and the statement of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1998 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Capital Growth Fund as of January 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 March 12, 1998

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Capital Growth Fund


THE GOLDMAN
SACHS ADVANTAGE

When you invest in the Goldman Sachs Capital Growth Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:

1
Global Resources
With more than 10,600 professionals based in 35 offices in 19 countries throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2
Fundamental Research
Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3
Risk Management
Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.


     An Investment Idea for the Long Term

     Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

     Goldman Sachs Capital Growth Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth, primarily through a diversified portfolio of equity securities with long-term capital appreciation potential.

     Target Your Needs

     The Goldman Sachs Capital Growth Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Funds family without an additional charge. (Please note: in general, greater returns are associated with greater risk.)


--------------------------------------------------------------------------------
     Goldman Sachs Domestic Equity Funds


                              [Fund Risk/Return]
Higher                        Small Cap Value Fund
Risk/Return                   CORE Small Cap Equity Fund
                              Mid Cap Equity Fund
                              CAPITAL GROWTH FUND
                              CORE Large Cap Growth Fund
Lower                         CORE U.S. Equity Fund
Risk/Return                   Growth and Income Fund

     For More Information

     To learn more about the Goldman Sachs Capital Growth Fund and other Goldman Sachs Funds, call your investment professional today.

================================================================================
GOLDMAN SACHS ASSET MANAGEMENT
ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004
================================================================================


TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel


OFFICERS

Douglas C. Grip, President
James A. Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary


GOLDMAN SACHS

Investment Adviser,
Distributor and Transfer Agent

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

The stocks of smaller companies are often associated with higher risks than stocks of larger companies, including higher volatility.

Funds that invest in foreign securities and utilize active management techniques are subject to risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. Funds that invest in foreign issues may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

The Lipper rankings shown in this report are based on relative performance within an individual fund's Lipper category. Please be advised that certain differences do exist among the funds; for example, there may be differences in investment policies, risks, fees and expense ratios, and Goldman Sachs strongly recommends that these factors be taken into consideration before an investment decision is made.

(C)Copyright 1998 Goldman, Sachs & Co. All rights reserved.
 Date of first use:  March 31, 1998                           CGAR / 144K / 3-98